                                                                     Exhibit 16

                                  INVESTMENT PERFORMANCE -- EV MARATHON CALIFORNIA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended September 30, 1996.




                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/96    ON 09/30/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

10 YEARS ENDED
09/30/96          09/30/86      $1,754.29      $1,754.29      75.43%      5.78%         75.43%      5.78%

5 YEARS ENDED
09/30/96          09/30/91      $1,306.57      $1,287.49      30.66%      5.49%         28.75%      5.18%

1 YEAR ENDED
09/30/96          09/30/95      $1,064.87      $1,014.87       6.49%      6.49%          1.49%      1.49%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

          where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

            EV MARATHON CALIFORNIA MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 9/30/96:

                            Interest Income Earned:     1,865,273
 Plus                       Dividend Income Earned:
                                                           ------
 Equal                                Gross Income:     1,865,273

 Minus                                    Expenses:      $495,633
                                                           ------
 Equal                       Net Investment Income:     1,369,640

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:    38,132,119
                                                           ------
 Equal      Net Investment Income Earned Per Share:       $0.0359

                 Net Asset Value Per Share 9/30/96:         $9.54

                                     30 Day Yield*:          4.56%

 Divided by          One minus the Tax Rate of 31%:          0.69
                                                           ------
 Equal                     Tax Equivalent Yield **:          6.61%

          Divided by one minus a tax rate of 37.90%:       0.6210
                                                           ------
 Equal                     Tax Equivalent Yield***:          7.34%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0359/$9.54)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and California tax rate of 37.90%

                                   INVESTMENT PERFORMANCE -- EV MARATHON FLORIDA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from August 28, 1990 through September 30, 1996 and for the 1 and 5 year periods ended
September 30, 1996.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/96    ON 09/30/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              08/28/90      $1,559.29      $1,559.29      55.93%      7.57%         55.93%      7.57%

5 YEARS ENDED
09/30/96          09/30/91      $1,363.71      $1,343.71      36.37%      6.40%         34.37%      6.09%

1 YEAR ENDED
09/30/96          09/30/95      $1,054.33      $1,004.33       5.43%      5.43%          0.43%      0.43%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

          EV MARATHON FLORIDA MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 9/30/96:

                            Interest Income Earned:     $3,103,183
 Plus                       Dividend Income Earned:
                                                            ------
 Equal                                Gross Income:     $3,103,183

 Minus                                    Expenses:       $786,627
                                                            ------
 Equal                       Net Investment Income:     $2,316,556

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     57,387,073
                                                            ------
 Equal      Net Investment Income Earned Per Share:        $0.0404

                 Net Asset Value Per Share 9/30/96:         $10.78

                                     30 Day Yield*:           4.54%

 Divided by          One minus the Tax Rate of 31%:           0.69
                                                            ------
 Equal                     Tax Equivalent Yield **:           6.58%

          Divided by one minus a tax rate of 33.82%:        0.6618
                                                            ------
 Equal                     Tax Equivalent Yield***:           6.86%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0404/$10.78)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Florida tax rate of 33.82%

                                INVESTMENT PERFORMANCE -- EV MARATHON MASSACHUSETTS MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from April 18, 1991 through September 30, 1996 and for the 1 and 5 year periods ended
September 30, 1996.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/96    ON 09/30/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              04/18/91      $1,421.25      $1,411.25      42.12%      6.65%         41.12%      6.51%

5 YEARS ENDED
09/30/96          09/30/91      $1,349.43      $1,329.43      34.94%      6.18%         32.94%      5.86%

1 YEAR ENDED
09/30/96          09/30/95      $1,055.30      $1,005.30       5.53%      5.53%          0.53%      0.53%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

          EV MARATHON MASSACHUSETTS MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 9/30/96:

                            Interest Income Earned:    $1,423,095
 Plus                       Dividend Income Earned:
                                                           ------
 Equal                                Gross Income:    $1,423,095

 Minus                                    Expenses:      $348,543
                                                           ------
 Equal                       Net Investment Income:    $1,074,552

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:    26,052,823
                                                           ------
 Equal      Net Investment Income Earned Per Share:       $0.0412

                 Net Asset Value Per Share 9/30/96:        $10.33

                                     30 Day Yield*:          4.84%

 Divided by          One minus the Tax Rate of 31%:          0.69
                                                           ------
 Equal                     Tax Equivalent Yield **:          7.01%

          Divided by one minus a tax rate of 39.28%:       0.6072
                                                           ------
 Equal                     Tax Equivalent Yield***:          7.97%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0412/$10.33)+1)-1]6

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Massachusetts tax rate of 39.28%

                                 INVESTMENT PERFORMANCE -- EV MARATHON MISSISSIPPI MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from June 11, 1993 through September 30, 1996 and for the 1 year period ended
September 30, 1996.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/96    ON 09/30/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              06/11/93      $1,131.43      $1,102.60      13.14%      3.80%         10.26%      3.00%

1 YEAR ENDED
09/30/96          09/30/95      $1,061.66      $1,011.66       6.17%      6.17%          1.17%      1.17%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                  EV MARATHON MISSISSIPPI MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 9/30/96:

                            Interest Income Earned:    $120,720
 Plus                       Dividend Income Earned:
                                                         ------
 Equal                                Gross Income:    $120,720

 Minus                                    Expenses:     $27,050
                                                         ------
 Equal                       Net Investment Income:     $93,670

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:   2,505,173
                                                         ------
 Equal      Net Investment Income Earned Per Share:     $0.0374

                 Net Asset Value Per Share 9/30/96:       $9.61

                                     30 Day Yield*:        4.71%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                         ------
 Equal                     Tax Equivalent Yield **:        6.83%

          Divided by one minus a tax rate of 34.45%:     0.6555
                                                         ------
 Equal                     Tax Equivalent Yield***:        7.19%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0374/$9.61)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Mississippi tax rate of 34.45%

                                   INVESTMENT PERFORMANCE -- EV MARATHON NEW YORK MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from August 30, 1990 through September 30, 1996 and for the 1 and 5 year periods ended
September 30, 1996.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/96    ON 09/30/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              08/30/90      $1,587.05      $1,587.05      58.70%      7.88%         58.70%      7.88%

5 YEARS ENDED
09/30/96          09/30/91      $1,380.08      $1,360.08      38.01%      6.66%         36.01%      6.34%

1 YEAR ENDED
09/30/96          09/30/95      $1,058.66      $1,008.66      5.87%       5.87%         0.87%       0.87%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

          EV MARATHON NEW YORK MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 9/30/96:

                            Interest Income Earned:     $2,860,563
 Plus                       Dividend Income Earned:
                                                            ------
 Equal                                Gross Income:     $2,860,563

 Minus                                    Expenses:       $745,311
                                                            ------
 Equal                       Net Investment Income:     $2,115,252

 Divided by           Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     54,304,273
                                                            ------
 Equal      Net Investment Income Earned Per Share:        $0.0390

                 Net Asset Value Per Share 9/30/96:         $10.93

                                     30 Day Yield*:           4.31%

 Divided by          One minus the Tax Rate of 31%:           0.69
                                                            ------
 Equal                     Tax Equivalent Yield **:           6.25%

          Divided by one minus a tax rate of 38.99%:        0.6101
                                                            ------
 Equal                     Tax Equivalent Yield***:           7.06%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0390/$10.93)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and New York tax rate of 38.99%

                                     INVESTMENT PERFORMANCE -- EV MARATHON OHIO MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from April 18, 1991 through September 30, 1996 and for the 1 and 5 year periods ended
September 30, 1996.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/96    ON 09/30/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              04/18/91      $1,438.79      $1,428.79      43.88%      6.89%         42.88%      6.75%

5 YEARS ENDED
09/30/96          09/30/91      $1,371.84      $1,351.84      37.18%      6.53%         35.18%      6.22%

1 YEAR ENDED
09/30/96          09/30/95      $1,054.85      $1,004.85       5.48%      5.48%          0.48%      0.48%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                  EV MARATHON OHIO MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 9/30/96:

                            Interest Income Earned:     $1,513,060
 Plus                       Dividend Income Earned:
                                                            ------
 Equal                                Gross Income:     $1,513,060

 Minus                                    Expenses:       $393,312
                                                            ------
 Equal                       Net Investment Income:     $1,119,748

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     27,503,864
                                                            ------
 Equal      Net Investment Income Earned Per Share:        $0.0407

                 Net Asset Value Per Share 9/30/96:         $10.59

                                     30 Day Yield*:           4.66%

 Divided by          One minus the Tax Rate of 31%:           0.69
                                                            ------
 Equal                     Tax Equivalent Yield **:           6.75%

          Divided by one minus a tax rate of 35.76%:        0.6424
                                                            ------
 Equal                     Tax Equivalent Yield***:           7.25%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0407/$10.59)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Ohio tax rate of 35.76%

                                 INVESTMENT PERFORMANCE -- EV MARATHON RHODE ISLAND MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from June 11, 1993 through September 30, 1996 and for the 1 year period ended
September 30, 1996.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/96    ON 09/30/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              06/11/93      $1,125.14      $1,096.61      12.51%      3.63%         9.66%       2.82%

1 YEAR ENDED
09/30/96          09/30/95      $1,061.44      $1,011.44       6.14%      6.14%         1.14%       1.14%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

          EV MARATHON RHODE ISLAND MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 9/30/96:

                            Interest Income Earned:       $198,731
 Plus                       Dividend Income Earned:
                                                            ------
 Equal                                Gross Income:       $198,731

 Minus                                    Expenses:        $42,024
                                                            ------
 Equal                       Net Investment Income:       $156,707

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:      4,152,772
                                                            ------
 Equal      Net Investment Income Earned Per Share:        $0.0377

                 Net Asset Value Per Share 9/30/96:          $9.51

                                     30 Day Yield*:           4.80%

 Divided by          One minus the Tax Rate of 31%:           0.69
                                                            ------
 Equal                     Tax Equivalent Yield **:           6.96%

          Divided by one minus a tax rate of 36.88%:        0.6312
                                                            ------
 Equal                     Tax Equivalent Yield***:           7.60%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0377/$9.51)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Rhode Island tax rate of 36.88%

                                INVESTMENT PERFORMANCE -- EV MARATHON WEST VIRGINIA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from June 11, 1993 through September 30, 1996 and for the 1 year period ended
September 30, 1996.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/96    ON 09/30/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              06/11/93      $1,132.15      $1,103.29      13.22%      3.82%         10.33%      3.01%

1 YEAR ENDED
09/30/96          09/30/95      $1,060.24      $1,010.24       6.02%      6.02%          1.02%      1.02%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                  EV MARATHON WEST VIRGINIA MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 9/30/96:

                            Interest Income Earned:       $184,268
 Plus                       Dividend Income Earned:
                                                            ------
 Equal                                Gross Income:       $184,268

 Minus                                    Expenses:        $47,967
                                                            ------
 Equal                       Net Investment Income:       $136,301

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:      3,920,285
                                                            ------
 Equal      Net Investment Income Earned Per Share:        $0.0348

                 Net Asset Value Per Share 9/30/96:          $9.62

                                     30 Day Yield*:           4.38%

 Divided by          One minus the Tax Rate of 31%:           0.69
                                                            ------
 Equal                     Tax Equivalent Yield **:           6.35%

          Divided by one minus a tax rate of 35.49%:        0.6451
                                                            ------
 Equal                     Tax Equivalent Yield***:           6.79%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0348/$9.62)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and West Virginia tax rate of 35.49%

                                INVESTMENT PERFORMANCE -- EV TRADITIONAL CALIFORNIA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended September 30, 1996.  Total return for the period prior to the
Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 09/30/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

10 YEARS ENDED
09/30/96          09/30/86      $962.10        $1,757.86      82.72%      6.21%         75.79%      5.80%

5 YEARS ENDED
09/30/96          09/30/91      $962.68        $1,310.08      36.08%      6.36%         31.01%      5.55%

1 YEAR ENDED
09/30/96          09/30/95      $962.50        $1,039.95       8.05%      8.05%          3.96%      3.96%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 3.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.

            EV TRADITIONAL CALIFORNIA MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 9/30/96:

                            Interest Income Earned:       $27,844
 Plus                       Dividend Income Earned:
                                                           ------
 Equal                                Gross Income:       $27,844

 Minus                                    Expenses:        $2,382
                                                           ------
 Equal                       Net Investment Income:       $25,462

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:       532,361
                                                           ------
 Equal      Net Investment Income Earned Per Share:       $0.0478

                 Net Asset Value Per Share 9/30/96:        $10.78

                                     30 Day Yield*:          5.38%

 Divided by          One minus the Tax Rate of 31%:          0.69
                                                           ------
 Equal                     Tax Equivalent Yield **:          7.80%

          Divided by one minus a tax rate of 37.90%:       0.6210
                                                           ------
 Equal                     Tax Equivalent Yield***:          8.66%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0478/$10.78)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and California tax rate of 37.90%

                                  INVESTMENT PERFORMANCE -- EV TRADITIONAL FLORIDA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from August 28, 1990 through September 30, 1996 and for the 1 and 5 year periods ended
September 30, 1996.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 09/30/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              08/28/90      $962.16        $1,528.56      58.87%      7.90%         52.86%      7.22%

5 YEARS ENDED
09/30/96          09/30/91      $962.90        $1,337.84      38.95%      6.80%         33.78%      5.99%

1 YEAR ENDED
09/30/96          09/30/95      $962.50        $1,025.50       6.55%      6.55%          2.52%      2.52%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 3.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.

           EV TRADITIONAL FLORIDA MUNICIPALS FUND
           30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                     For the 30 days ended 9/30/96:

                             Interest Income Earned:        $21,795
 Plus                        Dividend Income Earned:
                                                             ------
 Equal                                 Gross Income:        $21,795

 Minus                                     Expenses:         $2,679
                                                             ------
 Equal                        Net Investment Income:        $19,116

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:        414,339
                                                             ------
 Equal       Net Investment Income Earned Per Share:        $0.0461

                 Net Asset Value Per Share 9/30/96:          $10.94

                                      30 Day Yield*:           5.11%

 Divided by           One minus the Tax Rate of 31%:           0.69
                                                             ------
 Equal                      Tax Equivalent Yield **:           7.41%

          Divided by one minus a tax rate of 33.5%:          0.6650
                                                             ------
 Equal                      Tax Equivalent Yield***:           7.68%




 *   Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0461/$10.94)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Florida tax rate of 33.50%

                               INVESTMENT PERFORMANCE -- EV TRADITIONAL MASSACHUSETTS MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from April 19, 1991 through September 30, 1996 and for the 1 and 5 year periods ended
September 30, 1996.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 09/30/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              04/19/91      $962.64        $1,373.52      42.67%      6.72%         37.35%      5.98%

5 YEARS ENDED
09/30/96          09/30/91      $962.89        $1,304.31      35.46%      6.26%         30.43%      5.46%

1 YEAR ENDED
09/30/96          09/30/95      $962.50        $1,022.14       6.19%      6.19%          2.22%      2.22%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 3.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.

          EV TRADITIONAL MASSACHUSETTS MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 9/30/96:

                            Interest Income Earned:       $30,670
 Plus                       Dividend Income Earned:
                                                           ------
 Equal                                Gross Income:       $30,670

 Minus                                    Expenses:        $3,512
                                                           ------
 Equal                       Net Investment Income:       $27,158

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:       625,005
                                                           ------
 Equal      Net Investment Income Earned Per Share:       $0.0435

                 Net Asset Value Per Share 9/30/96:         $9.66

                                     30 Day Yield*:          5.46%

 Divided by          One minus the Tax Rate of 31%:          0.69
                                                           ------
 Equal                     Tax Equivalent Yield **:          7.91%

          Divided by one minus a tax rate of 39.28%:       0.6072
                                                           ------
 Equal                     Tax Equivalent Yield***:          8.99%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0435/$9.66)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Massachusetts tax rate of 39.28%

                                INVESTMENT PERFORMANCE -- EV TRADITIONAL MISSISSIPPI MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from June 11, 1993 through September 30, 1996 and for the 1 year period ended
September 30, 1996.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 09/30/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              06/11/93      $962.13        $1,085.29      13.01%      3.76%         8.73%       2.56%

1 YEAR ENDED
09/30/96          09/30/95      $962.50        $1,024.56       6.64%      6.64%         2.66%       2.66%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 3.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.

                  EV TRADITIONAL MISSISSIPPI MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 9/30/96:

                            Interest Income Earned:      $5,958
 Plus                       Dividend Income Earned:
                                                         ------
 Equal                                Gross Income:      $5,958

 Minus                                    Expenses:        $773
                                                         ------
 Equal                       Net Investment Income:      $5,185

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     127,970
                                                         ------
 Equal      Net Investment Income Earned Per Share:     $0.0405

                 Net Asset Value Per Share 9/30/96:       $9.79

                                     30 Day Yield*:        5.02%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                         ------
 Equal                     Tax Equivalent Yield **:        7.28%

          Divided by one minus a tax rate of 34.45%:     0.6555
                                                         ------
 Equal                     Tax Equivalent Yield***:        7.66%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0405/$9.79)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Mississippi tax rate of 34.45%

                                 INVESTMENT PERFORMANCE -- EV TRADITIONAL NEW YORK MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from August 30, 1990 through September 30, 1996 and for the 1 and 5 year periods ended
September 30, 1996.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 09/30/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              08/30/90      $962.13        $1,085.29      61.73%      8.22%         55.69%      7.54%

5 YEARS ENDED
09/30/96          09/30/91      $962.38        $1,353.55      40.65%      7.06%         35.36%      6.24%

1 YEAR ENDED
09/30/96          09/30/95      $962.50        $1,024.56       6.69%      6.69%          2.65%      2.65%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 3.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.

          EV TRADITIONAL NEW YORK MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 9/30/96:

                            Interest Income Earned:        $31,913
 Plus                       Dividend Income Earned:
                                                            ------
 Equal                                Gross Income:        $31,913

 Minus                                    Expenses:         $3,310
                                                            ------
 Equal                       Net Investment Income:        $28,603

 Divided by           Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:        648,997
                                                            ------
 Equal      Net Investment Income Earned Per Share:        $0.0441

                 Net Asset Value Per Share 9/30/96:         $10.62

                                     30 Day Yield*:           5.03%

 Divided by          One minus the Tax Rate of 31%:           0.69
                                                            ------
 Equal                     Tax Equivalent Yield **:           7.29%

          Divided by one minus a tax rate of 38.99%:        0.6101
                                                            ------
 Equal                     Tax Equivalent Yield***:           8.24%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0441/$10.62)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and New York tax rate of 38.99%

                                   INVESTMENT PERFORMANCE -- EV TRADITIONAL OHIO MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from April 18, 1991 through September 30, 1996 and for the 1 and 5 year periods ended
September 30, 1996.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 09/30/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              04/18/91      $962.13        $1,085.29      42.91%      6.76%         37.58%      6.02%

5 YEARS ENDED
09/30/96          09/30/91      $962.09        $1,311.02      36.26%      6.38%         31.10%      5.56%

1 YEAR ENDED
09/30/96          09/30/95      $962.50        $1,024.56       6.12%      6.12%          2.18%      2.18%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 3.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.

                  EV TRADITIONAL OHIO MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 9/30/96:

                            Interest Income Earned:        $10,048
 Plus                       Dividend Income Earned:
                                                            ------
 Equal                                Gross Income:        $10,048

 Minus                                    Expenses:         $1,309
                                                            ------
 Equal                       Net Investment Income:         $8,739

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:        209,042
                                                            ------
 Equal      Net Investment Income Earned Per Share:        $0.0418

                 Net Asset Value Per Share 9/30/96:          $9.75

                                     30 Day Yield*:           5.20%

 Divided by          One minus the Tax Rate of 31%:           0.69
                                                            ------
 Equal                     Tax Equivalent Yield **:           7.54%

          Divided by one minus a tax rate of 35.76%:        0.6424
                                                            ------
 Equal                     Tax Equivalent Yield***:           8.09%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0418/$9.75)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Ohio tax rate of 35.76%

                               INVESTMENT PERFORMANCE -- EV TRADITIONAL RHODE ISLAND MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from June 11, 1993 through September 30, 1996 and for the 1 year period ended
September 30, 1996.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 09/30/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              06/11/93      $962.14        $1,077.91      12.03%      3.49%         7.79%       2.29%

1 YEAR ENDED
09/30/96          09/30/95      $962.38        $1,019.66       5.95%      5.95%         1.97%       1.97%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 0.00%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 0.00%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 0.00%.

          EV TRADITIONAL RHODE ISLAND MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 9/30/96:

                            Interest Income Earned:        $12,039
 Plus                       Dividend Income Earned:
                                                            ------
 Equal                                Gross Income:        $12,039

 Minus                                    Expenses:         $2,421
                                                            ------
 Equal                       Net Investment Income:         $9,618

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:        259,395
                                                            ------
 Equal      Net Investment Income Earned Per Share:        $0.0371

                 Net Asset Value Per Share 9/30/96:          $9.67

                                     30 Day Yield*:           4.65%

 Divided by          One minus the Tax Rate of 31%:           0.69
                                                            ------
 Equal                     Tax Equivalent Yield **:           6.74%

          Divided by one minus a tax rate of 36.88%:        0.6312
                                                            ------
 Equal                     Tax Equivalent Yield***:           7.37%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0371/$9.67)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Rhode Island tax rate of 36.88%

                               INVESTMENT PERFORMANCE -- EV TRADITIONAL WEST VIRGINIA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from June 11, 1993 through September 30, 1996 and for the 1 year period ended
September 30, 1996.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 09/30/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              06/11/93      $962.13        $1,085.29      12.79%      3.70%         8.53%       2.50%

1 YEAR ENDED
09/30/96          09/30/95      $962.50        $1,024.56       6.45%      6.45%         2.50%       2.50%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 3.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.

                  EV TRADITIONAL WEST VIRGINIA MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 9/30/96:

                            Interest Income Earned:         $7,596
 Plus                       Dividend Income Earned:
                                                            ------
 Equal                                Gross Income:         $7,596

 Minus                                    Expenses:           $713
                                                            ------
 Equal                       Net Investment Income:         $6,883

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:        166,560
                                                            ------
 Equal      Net Investment Income Earned Per Share:        $0.0413

                 Net Asset Value Per Share 9/30/96:          $9.82

                                     30 Day Yield*:           5.10%

 Divided by          One minus the Tax Rate of 31%:           0.69
                                                            ------
 Equal                     Tax Equivalent Yield **:           7.39%

          Divided by one minus a tax rate of 35.49%:        0.6451
                                                            ------
 Equal                     Tax Equivalent Yield***:           7.91%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0413/$9.82)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and West Virginia tax rate of 35.49%

                                   INVESTMENT PERFORMANCE -- EV CLASSIC NATIONAL MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended September 30, 1996.  Total return for the period prior to the
Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/96    ON 09/30/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

10 YEARS ENDED
09/30/96          09/30/86      $1,932.90      $1,932.90      93.29%      6.81%         93.29%      6.81%

5 YEARS ENDED
09/30/96          09/30/91      $1,420.37      $1,420.37      42.04%      7.27%         42.04%      7.27%

1 YEAR ENDED
09/30/96          09/30/95      $1,067.29      $1,057.29       6.73%      6.73%          5.73%      5.73%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

            EV CLASSIC NATIONAL MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 9/30/96:

                            Interest Income Earned:    $378,318
 Plus                       Dividend Income Earned:
                                                         ------
 Equal                                Gross Income:    $378,318

 Minus                                    Expenses:     $98,954
                                                         ------
 Equal                       Net Investment Income:    $279,364

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:   7,109,947
                                                         ------
 Equal      Net Investment Income Earned Per Share:     $0.0393

                 Net Asset Value Per Share 9/30/96:       $9.41

                                     30 Day Yield*:        5.06%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                         ------
 Equal                     Tax Equivalent Yield **:        7.33%





 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0393/$9.41)+1)-1]

 **  Assuming a tax rate of 31%

                                   INVESTMENT PERFORMANCE -- EV MARATHON NATIONAL MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended September 30, 1996.




                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/96    ON 09/30/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

10 YEARS ENDED
09/30/96          09/30/86      $1,964.47      $1,964.47      96.45%      6.98%         96.45%      6.98%

5 YEARS ENDED
09/30/96          09/30/91      $1,443.61      $1,423.61      44.36%      7.62%         42.36%      7.32%

1 YEAR ENDED
09/30/96          09/30/95      $1,068.35      $1,018.35       6.84%      6.84%          1.84%      1.84%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

            EV MARATHON NATIONAL MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 9/30/96:

                            Interest Income Earned:    $11,958,993
 Plus                       Dividend Income Earned:
                                                            ------
 Equal                                Gross Income:    $11,958,993

 Minus                                    Expenses:     $2,682,807
                                                            ------
 Equal                       Net Investment Income:     $9,276,186

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:    212,903,263
                                                            ------
 Equal      Net Investment Income Earned Per Share:        $0.0436

                 Net Asset Value Per Share 9/30/96:          $9.90

                                     30 Day Yield*:           5.34%

 Divided by          One minus the Tax Rate of 31%:           0.69
                                                            ------
 Equal                     Tax Equivalent Yield **:           7.74%





 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0436/$9.90)+1)-1]

 **  Assuming a tax rate of 31%

                                 INVESTMENT PERFORMANCE -- EV TRADITIONAL NATIONAL MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended September 30, 1996.  Total return for the period prior to the
Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 09/30/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

10 YEARS ENDED
09/30/96          09/30/86      $962.31        $1,930.57      100.63%     7.21%         93.06%      6.80%

5 YEARS ENDED
09/30/96          09/30/91      $962.56        $1,419.08      47.42%      8.07%         41.91%      7.25%

1 YEAR ENDED
09/30/96          09/30/95      $962.32        $1,035.32       7.59%      7.59%          3.53%      3.53%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 3.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.

            EV TRADITIONAL NATIONAL MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 9/30/96:

                            Interest Income Earned:    $197,194
 Plus                       Dividend Income Earned:
                                                         ------
 Equal                                Gross Income:    $197,194

 Minus                                    Expenses:     $29,936
                                                         ------
 Equal                       Net Investment Income:    $167,258

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:   3,287,591
                                                         ------
 Equal      Net Investment Income Earned Per Share:     $0.0509

                 Net Asset Value Per Share 9/30/96:      $10.99

                                     30 Day Yield*:        5.62%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                         ------
 Equal                     Tax Equivalent Yield **:        8.14%





 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0509/$10.99)+1)-1]

 **  Assuming a tax rate of 31%

                                  INVESTMENT PERFORMANCE -- MASSACHUSETTS MUNICIPAL BOND PORTFOLIO

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from April 18, 1991 through September 30, 1996 and for the 1 and 5 year periods ended
September 30, 1996.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                  VALUE OF A $1,000 INVESTMENT



                                              VALUE OF
INVESTMENT              INVESTMENT          INVESTMENT                TOTAL RETURN
PERIOD                  DATE                ON 09/30/96          CUMULATIVE  ANNUALIZED
----------              ----------          -----------          ----------  ----------

LIFE OF
FUND                    04/18/91            $1,455.61            45.56%      7.12%

5 YEARS ENDED
09/30/96                09/30/91            $1,381.95            38.20%      6.68%

1 YEAR ENDED
09/30/96                09/30/95            $1,062.84             6.28%      6.28%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                              T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000

          MASSACHUSETTS MUNICIPAL BOND PORTFOLIO
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 9/30/96:

                            Interest Income Earned:       $36,665
 Plus                       Dividend Income Earned:
                                                           ------
 Equal                                Gross Income:       $36,665

 Minus                                    Expenses:        $4,824
                                                           ------
 Equal                       Net Investment Income:       $31,841

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:       725,933
                                                           ------
 Equal      Net Investment Income Earned Per Share:       $0.0439

                 Net Asset Value Per Share 9/30/96:         $9.56

                                     30 Day Yield*:          5.57%

 Divided by          One minus the Tax Rate of 31%:          0.69
                                                           ------
 Equal                     Tax Equivalent Yield **:          8.07%

          Divided by one minus a tax rate of 39.28%:       0.6072
                                                           ------
 Equal                     Tax Equivalent Yield***:          9.17%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0439/$9.56)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Massachusetts tax rate of 39.28%